MFS(R) INTERNATIONAL NEW DISCOVERY FUND *

                        Supplement to Current Prospectus

  Expense Limitation Arrangements Fee Reduction - Effective January 1, 2004, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" (after taking into account any expense offset and brokerage arrangements), do not exceed 0.40% annually for class A, B, C, I and R1 shares, and 0.65% annually for class R2, 529A, 529B and 529C shares.


                The date of this supplement is December 31, 2003.

  * El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.